SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2003

ESG RE LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-23481	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Church Street Hamilton HM11, Bermuda		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

(441) 295-2185
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

The Board of Directors of the Company has voted to increase the number of directors of the Company to six and has appointed Mr. Peter M. Collery to fill the vacancy created by the increase.  Mr. Collery  is currently the President of SC Fundamental LLC, which manages the SC Fundamental Value Fund, L.P.  The SC Fundamental Value  Fund and its affiliates own 10.6% of the Company’s outstanding stock.  A press release announcing the appointment was issued today.

ITEM 7.  EXHIBITS.

Exhibit 99.0l	Press Release dated March 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2003

ESG RE LIMITED

By:	/s/ Margaret L. Webster
Margaret L. Webster
Chief Operating Officer

Exhibit 99.01

FOR IMMEDIATE RELEASE

	Contact:	ESG Re Limited Margaret L. Webster Chief Operating Officer 353 1 675 0201 (Dublin) e-mail:peggy.webster@esg-world.com

ESG RE APPOINTS NEW DIRECTOR

Hamilton, Bermuda, March 7, 2003 - ESG Re Limited (Pink Sheets: ESREF.PK) announced that Mr. Peter Collery has been appointed to the Board of Directors of the Company as a non-executive Director effective today.  Mr. Collery is currently the President of SC Fundamental LLC, which manages the SC Fundamental Value Fund, L.P.  The SC Fundamental Value Fund and its affiliated entities own 10.6% of the Company’s outstanding Common shares.   Mr. Collery was co-founder of the investment firm of Siegler, Collery & Co. in 1989 and previously was a vice president of the investment banking firm of Dillon, Read & Co. Inc. in New York City.  Mr. Collery holds a BA in Economics from Yale College.

ESG Re Ltd provides medical, personal accident, credit life, disability and special risks re-insurance to insurers and selected re-insurers on a worldwide basis. The company distinguishes itself from its competition by offering re-insurance products and services that help its ceding clients to manage their risks more effectively. ESG provides solutions to specific underwriting problems, actuarial support, product design and loss prevention.

ESG is building on its reinsurance expertise by developing its direct marketing business.  ESG will deliver innovative business opportunities and client focused solutions to its affinity partners using distribution methods such as direct mail, telemarketing and bancassurance.

Uncertainties related to forward looking statements:  Certain statements and information included in this Press Release may constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended.  These statements express our intentions, strategies, or predictions for the future. These forward looking statements involve unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of ESG to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  A further discussion of factors that could affect ESG’s results is included in reports filed by ESG with the Securities and Exchange Commission, including ESG’s Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.